UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2012 (December 19, 2012)

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

7901 Jones Branch Drive, Suite 900

McLean, VA 22102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (703) 902-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2012, Primus Telecommunications Holding, Inc. (“PTHI”), a Delaware corporation and a wholly owned subsidiary of Primus Telecommunications Group, Incorporated (the “Company”), consummated the exchange (the “Note Exchange”) of $23,800,574 aggregate principal amount of its 10.00% Senior Secured Notes due 2017 (the “10% Notes”) for $25,711,231 aggregate principal amount of its 10.00% Senior Secured Exchange Notes due 2017 (the “10% Exchange Notes”). The 10% Exchange Notes were issued pursuant to that certain Indenture, dated as of July 7, 2011 (as amended, the “Indenture”), by and among PTHI, the guarantors party thereto, including the Company, and U.S. Bank National Association, as trustee and as collateral trustee, which Indenture also governs the 10% Notes. PTHI also paid accrued but unpaid interest on the exchanged 10% Notes for the period from October 15, 2012 to, but not including, November 14, 2012. The 10% Exchange Notes accrue pre-issuance interest from November 14, 2012 and are guaranteed by the same entities, including the Company, that guarantee the 10% Notes. The Note Exchange was conducted pursuant to that certain Note Exchange Agreement, dated as of December 19, 2012 (the “Exchange Agreement”), by and among PTHI and the holders of the exchanged 10% Notes (the “Noteholders”).

A copy of the Exchange Agreement is filed herewith as Exhibit 10.1 and incorporated in this Item 1.01 by reference. The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant

The information set forth pursuant to Item 1.01 is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Named Executive Officer Compensation Matters

On December 19, 2012, the Compensation Committee, in recognition of the leadership and contribution of Richard Ramlall (a Named Executive Officer, as defined in the Company’s Proxy Statement dated April 30, 2012) in connection with the Company’s strategic review process, awarded Mr. Ramlall a cash bonus of $75,000 to be paid on or about December 31, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Note Exchange Agreement, dated as of December 19, 2012, by and among Primus Telecommunications Holding, Inc. and the Noteholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primus Telecommunications
Group, Incorporated
(Registrant)

Date: December 21, 2012	By:	/s/ Peter D. Aquino
	Name:	Peter D. Aquino
	Title:	Chairman, President &
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Note Exchange Agreement, dated as of December 19, 2012, by and among Primus Telecommunications Holding, Inc. and the Noteholders.